Exhibit 99.1

Astoria Financial Corporation

Unaudited consolidated financial statements of Astoria as of and for the three and nine months ended September 30, 2017.

ASTORIA FINANCIAL CORPORATION AND SUBSIDIARIES

Consolidated Statements of Financial Condition (Unaudited)

(In Thousands, Except Share Data)	At September 30, 2017	At December 31, 2016
Assets:
Cash and due from banks	$275,409	$129,944
Available-for-sale securities:
Encumbered	33,948	35,080
Unencumbered	209,069	244,965
Total available-for-sale securities	243,017	280,045
Held-to-maturity securities, fair value of $2,859,265 and $2,690,546, respectively:
Encumbered	1,148,801	1,194,685
Unencumbered	1,752,293	1,545,447
Total held-to-maturity securities	2,901,094	2,740,132
Federal Home Loan Bank of New York stock, at cost	95,693	124,807
Loans held-for-sale, net	497	11,584
Loans receivable	9,546,307	10,417,187
Allowance for loan losses	(79,293)	(86,100)
Loans receivable, net	9,467,014	10,331,087
Mortgage servicing rights, net	9,812	10,130
Accrued interest receivable	34,094	34,994
Premises and equipment, net	90,678	101,021
Goodwill	185,151	185,151
Bank owned life insurance	443,133	441,064
Real estate owned, net	17,705	15,144
Other assets	186,954	153,549
Total assets	$13,950,251	$14,558,652
Liabilities:
Deposits:
NOW and demand deposit	$2,533,489	$2,521,094
Money market	2,784,560	2,706,895
Savings	1,986,391	2,048,202
Certificates of deposit	1,724,863	1,600,864
Total deposits	9,029,303	8,877,055
Federal funds purchased	—	195,000
Securities sold under agreements to repurchase	1,100,000	1,100,000
Federal Home Loan Bank of New York advances	1,550,000	2,090,000
Other borrowings, net	198,044	249,752
Mortgage escrow funds	140,267	112,975
Accrued expenses and other liabilities	214,458	219,797
Total liabilities	12,232,072	12,844,579
Stockholders’ Equity:
Preferred stock, $1.00 par value; 5,000,000 shares authorized: Series C (150,000 shares authorized; and 135,000 shares issued and outstanding)	129,796	129,796
Common stock, $0.01 par value (200,000,000 shares authorized; 166,494,888 shares issued; and 101,719,533 and 101,210,478 shares outstanding, respectively)	1,665	1,665
Additional paid-in capital	826,779	830,417
Retained earnings	2,151,208	2,155,785
Treasury stock (64,775,355 and 65,284,410 shares, at cost, respectively)	(1,336,208)	(1,346,709)
Accumulated other comprehensive loss	(55,061)	(56,881)
Total stockholders’ equity	1,718,179	1,714,073
Total liabilities and stockholders’ equity	$13,950,251	$14,558,652

See accompanying Notes to Consolidated Financial Statements.

1

ASTORIA FINANCIAL CORPORATION AND SUBSIDIARIES

Consolidated Statements of Operations (Unaudited)

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
(In Thousands, Except Share Data)	2017	2016	2017	2016
Interest income:
Residential mortgage loans	$41,399	$44,582	$128,019	$137,640
Multi-family and commercial real estate mortgage loans	43,500	47,795	130,329	141,207
Consumer and other loans	2,519	2,456	7,193	7,263
Mortgage-backed and other securities	19,129	17,873	55,744	52,177
Interest-earning cash accounts	263	110	604	346
Federal Home Loan Bank of New York stock	1,428	1,526	4,662	4,434
Total interest income	108,238	114,342	326,551	343,067
Interest expense:
Deposits	6,882	6,463	19,858	20,482
Borrowings	22,570	24,238	69,255	72,606
Total interest expense	29,452	30,701	89,113	93,088
Net interest income	78,786	83,641	237,438	249,979
Provision for loan losses credited to operations	—	(995)	(4,941)	(7,128)
Net interest income after provision for loan losses	78,786	84,636	242,379	257,107
Non-interest income:
Customer service fees	6,560	7,107	20,022	21,637
Other loan fees	468	566	1,560	1,667
Gain on sales of securities	—	—	—	86
Mortgage banking income, net	746	916	3,033	1,034
Income from bank owned life insurance	2,267	2,294	6,696	6,919
Other	766	1,883	3,212	4,740
Total non-interest income	10,807	12,766	34,523	36,083
Non-interest expense:
General and administrative:
Compensation and benefits	41,440	37,725	114,501	112,686
Occupancy, equipment and systems	19,244	19,713	59,072	57,944
Federal deposit insurance premium	1,978	3,151	5,651	9,712
Advertising	545	742	1,693	5,213
Other	68,997	7,377	87,986	22,724
Total non-interest expense	132,204	68,708	268,903	208,279
(Loss) income before income tax (benefit) expense	(42,611)	28,694	7,999	84,911
Income tax (benefit) expense	(24,776)	10,003	(6,556)	29,319
Net (loss) income	(17,835)	18,691	14,555	55,592
Preferred stock dividends	2,194	2,194	6,582	6,582
Net (loss) income available to common shareholders	$(20,029)	$16,497	$7,973	$49,010

Basic (loss) earnings per common share	$(0.20)	$0.16	$0.08	$0.48
Diluted (loss) earnings per common share	$(0.20)	$0.16	$0.08	$0.48

Basic weighted average common shares outstanding	100,597,399	100,383,631	100,592,921	100,377,618
Diluted weighted average common shares outstanding	100,597,399	100,383,631	100,592,921	100,377,618

See accompanying Notes to Consolidated Financial Statements.

2

ASTORIA FINANCIAL CORPORATION AND SUBSIDIARIES

Consolidated Statements of Comprehensive (Loss) Income (Unaudited)

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
(In Thousands)	2017	2016	2017	2016

Net (loss) income	$(17,835)	$18,691	$14,555	$55,592

Other comprehensive income (loss), net of tax:
Net unrealized gain (loss) on securities available-for-sale:
Net unrealized holding gain (loss) on securities arising during the period	522	(955)	748	3,588
Reclassification adjustment for gain on sales of securities included in net income	—	—	—	(51)
Net unrealized gain (loss) on securities available-for-sale	522	(955)	748	3,537

Reclassification adjustment for net actuarial loss on pension plans and other postretirement benefits included in net income	329	356	987	1,068

Reclassification adjustment for prior service cost on pension plans and other postretirement benefits included in net income	28	28	85	85

Total other comprehensive income (loss), net of tax	879	(571)	1,820	4,690

Comprehensive (loss) income	$(16,956)	$18,120	$16,375	$60,282

See accompanying Notes to Consolidated Financial Statements.

3

ASTORIA FINANCIAL CORPORATION AND SUBSIDIARIES

Consolidated Statement of Changes in Stockholders’ Equity (Unaudited)

For the Nine Months Ended September 30, 2017 and 2016

(In Thousands, Except Share Data)	Total	Preferred Stock	Common Stock	Additional Paid-in Capital	Retained Earnings	Treasury Stock	Accumulated Other Comprehensive Loss

Balance at December 31, 2016	$1,714,073	$129,796	$1,665	$830,417	$2,155,785	$(1,346,709)	$(56,881)

Net income	14,555	—	—	—	14,555	—	—
Other comprehensive income, net of tax	1,820	—	—	—	—	—	1,820
Dividends on preferred stock ($48.75 per share)	(6,582)	—	—	—	(6,582)	—	—
Dividends on common stock ($0.12 per share)	(12,186)	—	—	—	(12,186)	—	—
Sales of treasury stock (5,411 shares)	103	—	—	—	(9)	112	—
Restricted stock grants (521,784 shares)	—	—	—	(10,329)	(434)	10,763	—
Forfeitures of restricted stock (18,140 shares)	—	—	—	298	76	(374)	—
Stock-based compensation	6,396	—	—	6,393	3	—	—

Balance at September 30, 2017	$1,718,179	$129,796	$1,665	$826,779	$2,151,208	$(1,336,208)	$(55,061)

Balance at December 31, 2015	$1,663,448	$129,796	$1,665	$902,349	$2,045,391	$(1,357,136)	$(58,617)

Net income	55,592	—	—	—	55,592	—	—
Other comprehensive income, net of tax	4,690	—	—	—	—	—	4,690
Dividends on preferred stock ($48.75 per share)	(6,582)	—	—	—	(6,582)	—	—
Dividends on common stock ($0.12 per share)	(12,161)	—	—	—	(12,161)	—	—
Sales of treasury stock (8,140 shares)	122	—	—	—	(46)	168	—
Restricted stock grants (685,872 shares)	—	—	—	(10,329)	(3,823)	14,152	—
Forfeitures of restricted stock (86,630 shares)	—	—	—	1,171	616	(1,787)	—
Stock-based compensation	2,518	—	—	2,515	3	—	—
Net tax benefit excess from stock-based compensation	35	—	—	35	—	—	—

Balance at September 30, 2016	$1,707,662	$129,796	$1,665	$895,741	$2,078,990	$(1,344,603)	$(53,927)

See accompanying Notes to Consolidated Financial Statements.

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ASTORIA FINANCIAL CORPORATION AND SUBSIDIARIES

Consolidated Statements of Cash Flows (Unaudited)

	For the Nine Months Ended September 30,
(In Thousands)	2017	2016
Cash flows from operating activities:
Net income	$14,555	$55,592
Adjustments to reconcile net income to net cash provided by operating activities:
Net amortization on loans	6,502	8,021
Net amortization on securities and borrowings	4,738	6,260
Net provision for loan and real estate losses credited to operations	(3,977)	(6,226)
Depreciation, write-downs and amortization	11,576	10,392
Net gain on sales of loans and securities	(1,407)	(1,690)
Mortgage servicing rights amortization and valuation allowance adjustments, net	1,128	3,321
Stock-based compensation	6,396	2,518
Deferred income tax expense	2,588	2,753
Originations of loans held-for-sale	(71,250)	(84,425)
Proceeds from sales and principal repayments of loans held-for-sale	83,293	87,879
Decrease in accrued interest receivable	900	162
Bank owned life insurance income and insurance proceeds received, net	(2,069)	(2,582)
(Increase) decrease in other assets	(34,048)	7,544
Decrease in accrued expenses and other liabilities	(6,066)	(4,422)
Net cash provided by operating activities	12,859	85,097
Cash flows from investing activities:
Originations of loans receivable	(601,354)	(1,003,596)
Loan purchases through third parties	(79,448)	(247,680)
Principal payments on loans receivable	1,525,794	1,750,607
Proceeds from sales of delinquent and non-performing loans	1,528	2,457
Purchases of securities held-to-maturity	(837,060)	(1,155,291)
Purchases of securities available-for-sale	—	(30,000)
Principal payments on securities held-to-maturity	672,306	695,738
Principal payments on securities available-for-sale	37,405	120,895
Proceeds from sales of securities available-for-sale	—	23,065
Purchases of Federal Home Loan Bank of New York stock	(28,847)	(85,363)
Redemptions of Federal Home Loan Bank of New York stock	57,961	85,680
Proceeds from sales of real estate owned, net	11,883	14,278
Purchases of premises and equipment, net of proceeds from sales	(1,554)	(4,605)
Proceeds from dispositions of premises and equipment	301	—
Net cash provided by (used in) investing activities	758,915	166,185
Cash flows from financing activities:
Net increase (decrease) in deposits	152,248	(178,383)
Net decrease in borrowings with original terms of three months or less	(135,000)	(455,000)
Proceeds from borrowings with terms greater than three months	1,350,000	2,075,000
Repayments of borrowings with original terms greater than three months	(2,000,000)	(1,770,000)
Cash payments for debt issuance costs	(2,184)	—
Net increase in mortgage escrow funds	27,292	27,948
Proceeds from sales of treasury stock	103	122
Cash dividends paid to stockholders	(18,768)	(18,743)
Net tax benefit excess from stock-based compensation	—	35
Net cash used in financing activities	(626,309)	(319,021)
Net decrease in cash and cash equivalents	145,465	(67,739)
Cash and cash equivalents at beginning of period	129,944	200,538
Cash and cash equivalents at end of period	$275,409	$132,799
Supplemental disclosures:
Interest paid	$87,118	$88,581
Income taxes paid	$26,671	$18,253
Additions to real estate owned	$15,408	$9,974
Loans transferred to held-for-sale	$1,887	$1,872

See accompanying Notes to Consolidated Financial Statements.

5

ASTORIA FINANCIAL CORPORATION AND SUBSIDIARIES

Notes to Consolidated Financial Statements (Unaudited)

1.	Basis of Presentation

The accompanying consolidated financial statements include the accounts of Astoria Financial Corporation and its wholly-owned subsidiaries: Astoria Bank and its subsidiaries, referred to as Astoria Bank, and AF Insurance Agency, Inc.  As used in this quarterly report, “Astoria,” “we,” “us” and “our” refer to Astoria Financial Corporation and its consolidated subsidiaries.  All significant inter-company accounts and transactions have been eliminated in consolidation.

These consolidated financial statements do not include all of the information and footnotes required by U.S. generally accepted accounting principles, or GAAP, for a full year presentation and certain disclosures have been condensed or omitted in accordance with the rules and regulations of the Securities and Exchange Commission (“SEC”).

In our opinion, the accompanying consolidated financial statements contain all adjustments (consisting only of normal recurring adjustments) necessary for a fair presentation of our financial condition as of September 30, 2017 and December 31, 2016, our results of operations and other comprehensive income for the three and nine months ended September 30, 2017 and 2016, changes in our stockholders’ equity for the nine months ended September 30, 2017 and 2016 and our cash flows for the nine months ended September 30, 2017 and 2016.  In preparing the consolidated financial statements, we are required to make estimates and assumptions that affect the reported amounts of assets and liabilities for the consolidated statements of financial condition as of September 30, 2017 and December 31, 2016, and amounts of revenues, expenses and other comprehensive income in the consolidated statements of income and comprehensive income for the three and nine months ended September 30, 2017 and 2016.

These consolidated financial statements should be read in conjunction with our December 31, 2016 audited consolidated financial statements and related notes included in our 2016 Annual Report on Form 10-K.

2.	Merger with Sterling Bancorp

On October 2, 2017, Sterling Bancorp, or Sterling, acquired all of the outstanding common stock of Astoria for total consideration of approximately $2.2 billion and thereby acquired Astoria Bank’s 88 financial center locations across Long Island and the Greater New York metropolitan area (the “Sterling Merger”). Astoria Bank merged with and into Sterling National Bank, with Sterling National Bank as the surviving entity.

Each outstanding share of common stock was exchanged for 0.875 shares of common stock of Sterling. Also in the Sterling Merger, each share of Astoria 6.50% Non-Cumulative Perpetual Preferred Stock, Series C, par value $1.00 per share, with a liquidation preference of $1,000 per share, issued and outstanding immediately prior to the merger was automatically converted into the right to receive one share of Sterling 6.50% Non-Cumulative Perpetual Preferred Stock, Series A, par value $0.01 per share, with a liquidation preference of $1,000 per share.

Direct costs related to the Sterling Merger were expensed as incurred and amounted to $60.2 million and $61.6 million in the three and nine months ended September 30, 2017.

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3.	Securities

The following tables set forth the amortized cost and estimated fair value of securities available-for-sale and held-to-maturity at the dates indicated.

	At September 30, 2017
(In Thousands)	Amortized Cost	Estimated Fair Value
Available-for-sale:
Residential mortgage-backed securities:
GSE (1) issuance REMICs and CMOs (2)	$206,480	$205,587
Non-GSE issuance REMICs and CMOs	600	598
GSE pass-through certificates	7,230	7,502
Total residential mortgage-backed securities	214,310	213,687
Obligations of GSEs	30,000	29,327
Fannie Mae stock	15	3
Total securities available-for-sale	$244,325	$243,017
Held-to-maturity:
Residential mortgage-backed securities:
GSE issuance REMICs and CMOs	$1,355,628	$1,349,127
Non-GSE issuance REMICs and CMOs	188	183
GSE pass-through certificates	213,000	212,125
Total residential mortgage-backed securities	1,568,816	1,561,435
Multi-family mortgage-backed securities:
GSE issuance REMICs	882,671	864,964
Obligations of GSEs	369,333	356,426
Corporate Debt securities	80,000	76,166
Other	274	274
Total securities held-to-maturity	$2,901,094	$2,859,265

(1)	Government-sponsored enterprise
(2)	Real estate mortgage investment conduits and collateralized mortgage obligations

7

	At December 31, 2016
(In Thousands)	Amortized Cost	Estimated Fair Value
Available-for-sale:
Residential mortgage-backed securities:
GSE issuance REMICs and CMOs	$242,172	$240,793
Non-GSE issuance REMICs and CMOs	1,442	1,443
GSE pass-through certificates	8,571	8,930
Total residential mortgage-backed securities	252,185	251,166
Obligations of GSEs	30,000	28,875
Fannie Mae stock	15	4
Total securities available-for-sale	$282,200	$280,045
Held-to-maturity:
Residential mortgage-backed securities:
GSE issuance REMICs and CMOs	$1,119,175	$1,112,114
Non-GSE issuance REMICs and CMOs	193	186
GSE pass-through certificates	228,976	226,359
Total residential mortgage-backed securities	1,348,344	1,338,659
Multi-family mortgage-backed securities:
GSE issuance REMICs	927,119	908,192
Obligations of GSEs	384,325	367,869
Corporate debt securities	80,000	75,482
Other	344	344
Total securities held-to-maturity	$2,740,132	$2,690,546

8

4.	Loans Receivable and Allowance for Loan Losses

The following tables set forth the composition of our loans receivable portfolio, and an aging analysis by accruing and non-accrual loans, by segment and class at the dates indicated.

	At September 30, 2017
	Past Due
(In Thousands)	30-59 Days	60-89 Days	90 Days or More	Total Past Due	Current	Total
Accruing loans:
Mortgage loans (gross):
Residential:
Full documentation interest-only	$—	$268	$—	$268	$65,288	$65,556
Full documentation amortizing	40,025	6,593	—	46,618	3,962,010	4,008,628
Reduced documentation interest-only	282	—	—	282	2,954	3,236
Reduced documentation amortizing	27,954	6,371	—	34,325	519,519	553,844
Total residential	68,261	13,232	—	81,493	4,549,771	4,631,264
Multi-family	2,856	22	—	2,878	3,892,027	3,894,905
Commercial real estate	2,081	—	1,595	3,676	627,089	630,765
Total mortgage loans	73,198	13,254	1,595	88,047	9,068,887	9,156,934
Consumer and other loans (gross):
Home equity and other consumer	1,222	527	—	1,749	119,026	120,775
Commercial and industrial	128	—	—	128	98,549	98,677
Total consumer and other loans	1,350	527	—	1,877	217,575	219,452
Total accruing loans	$74,548	$13,781	$1,595	$89,924	$9,286,462	$9,376,386
Non-accrual loans:
Mortgage loans (gross):
Residential:
Full documentation interest-only	$—	$—	$8,290	$8,290	$—	$8,290
Full documentation amortizing	2,751	—	48,245	50,996	8,385	59,381
Reduced documentation interest-only	—	—	6,032	6,032	—	6,032
Reduced documentation amortizing	880	805	37,283	38,968	12,339	51,307
Total residential	3,631	805	99,850	104,286	20,724	125,010
Multi-family	273	—	1,152	1,425	2,068	3,493
Commercial real estate	828	—	619	1,447	3,460	4,907
Total mortgage loans	4,732	805	101,621	107,158	26,252	133,410
Consumer and other loans (gross):
Home equity and other consumer	—	—	4,318	4,318	—	4,318
Commercial and industrial	—	—	19	19	—	19
Total consumer and other loans	—	—	4,337	4,337	—	4,337
Total non-accrual loans	$4,732	$805	$105,958	$111,495	$26,252	$137,747
Total loans:
Mortgage loans (gross):
Residential:
Full documentation interest-only	$—	$268	$8,290	$8,558	$65,288	$73,846
Full documentation amortizing	42,776	6,593	48,245	97,614	3,970,395	4,068,009
Reduced documentation interest-only	282	—	6,032	6,314	2,954	9,268
Reduced documentation amortizing	28,834	7,176	37,283	73,293	531,858	605,151
Total residential	71,892	14,037	99,850	185,779	4,570,495	4,756,274
Multi-family	3,129	22	1,152	4,303	3,894,095	3,898,398
Commercial real estate	2,909	—	2,214	5,123	630,549	635,672
Total mortgage loans	77,930	14,059	103,216	195,205	9,095,139	9,290,344
Consumer and other loans (gross):
Home equity and other consumer	1,222	527	4,318	6,067	119,026	125,093
Commercial and industrial	128	—	19	147	98,549	98,696
Total consumer and other loans	1,350	527	4,337	6,214	217,575	223,789
Total loans	$79,280	$14,586	$107,553	$201,419	$9,312,714	$9,514,133
Net unamortized premiums and deferred loan origination costs						32,174
Loans receivable						9,546,307
Allowance for loan losses						(79,293)
Loans receivable, net						$9,467,014

9

	At December 31, 2016
	Past Due
(In Thousands)	30-59 Days	60-89 Days	90 Days or More	Total Past Due	Current	Total
Accruing loans:
Mortgage loans (gross):
Residential:
Full documentation interest-only	$1,476	$3,104	$—	$4,580	$212,316	$216,896
Full documentation amortizing	36,563	8,217	—	44,780	4,300,620	4,345,400
Reduced documentation interest-only	2,974	779	—	3,753	80,416	84,169
Reduced documentation amortizing	27,449	5,222	—	32,671	552,233	584,904
Total residential	68,462	17,322	—	85,784	5,145,585	5,231,369
Multi-family	1,060	795	—	1,855	4,040,386	4,042,241
Commercial real estate	2,043	1,298	—	3,341	720,582	723,923
Total mortgage loans	71,565	19,415	—	90,980	9,906,553	9,997,533
Consumer and other loans (gross):
Home equity and other consumer	1,281	550	—	1,831	133,024	134,855
Commercial and industrial	—	647	—	647	99,087	99,734
Total consumer and other loans	1,281	1,197	—	2,478	232,111	234,589
Total accruing loans	$72,846	$20,612	$—	$93,458	$10,138,664	$10,232,122
Non-accrual loans:
Mortgage loans (gross):
Residential:
Full documentation interest-only	$437	$—	$11,605	$12,042	$2,048	$14,090
Full documentation amortizing	2,469	—	42,983	45,452	11,753	57,205
Reduced documentation interest-only	—	—	11,624	11,624	3,768	15,392
Reduced documentation amortizing	1,077	992	35,351	37,420	9,887	47,307
Total residential	3,983	992	101,563	106,538	27,456	133,994
Multi-family	428	611	1,244	2,283	2,098	4,381
Commercial real estate	219	—	—	219	5,117	5,336
Total mortgage loans	4,630	1,603	102,807	109,040	34,671	143,711
Consumer and other loans (gross):
Home equity and other consumer	—	—	4,483	4,483	—	4,483
Commercial and industrial	—	—	42	42	—	42
Total consumer and other loans	—	—	4,525	4,525	—	4,525
Total non-accrual loans	$4,630	$1,603	$107,332	$113,565	$34,671	$148,236
Total loans:
Mortgage loans (gross):
Residential:
Full documentation interest-only	$1,913	$3,104	$11,605	$16,622	$214,364	$230,986
Full documentation amortizing	39,032	8,217	42,983	90,232	4,312,373	4,402,605
Reduced documentation interest-only	2,974	779	11,624	15,377	84,184	99,561
Reduced documentation amortizing	28,526	6,214	35,351	70,091	562,120	632,211
Total residential	72,445	18,314	101,563	192,322	5,173,041	5,365,363
Multi-family	1,488	1,406	1,244	4,138	4,042,484	4,046,622
Commercial real estate	2,262	1,298	—	3,560	725,699	729,259
Total mortgage loans	76,195	21,018	102,807	200,020	9,941,224	10,141,244
Consumer and other loans (gross):
Home equity and other consumer	1,281	550	4,483	6,314	133,024	139,338
Commercial and industrial	—	647	42	689	99,087	99,776
Total consumer and other loans	1,281	1,197	4,525	7,003	232,111	239,114
Total loans	$77,476	$22,215	$107,332	$207,023	$10,173,335	$10,380,358
Net unamortized premiums and deferred loan origination costs						36,829
Loans receivable						10,417,187
Allowance for loan losses						(86,100)
Loans receivable, net						$10,331,087

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We segment our one-to-four family, or residential, mortgage loan portfolio by interest-only and amortizing loans, full documentation and reduced documentation loans, and origination time periods, and analyze our historical loss experience and delinquency levels and trends of these segments.  We analyze multi-family and commercial real estate mortgage loans by portfolio using predictive modeling techniques for loans originated after 2010 and by geographic location for loans originated prior to 2011. We analyze our consumer and other loan portfolio by home equity lines of credit, commercial and industrial loans and other consumer loans and perform similar historical loss analyses.

Our evaluation of loss experience factors considers trends in such factors over the prior three years, as well as an estimate of the average amount of time from an event signaling the potential inability of a borrower to continue to pay as agreed to the point at which a loss is confirmed, for substantially all of the loan portfolio, with the exception of multi-family and commercial real estate mortgage loans originated after 2010, for which our evaluation includes predictive modeling techniques. We also analyze our historical loss experience over 12, 15, 18 and 24 month periods.  The loss history used in calculating our quantitative allowance coverage percentages varies based on loan type. Also, for a particular loan type, we may not have sufficient loss history to develop a reasonable estimate of loss and in these instances we may consider our loss experience for other, similar loan types and may evaluate those losses over a longer period than two years.  Additionally, multi-family and commercial real estate loss experience may be adjusted based on the composition of the losses (loan sales, short sales and partial charge-offs). Modeling techniques utilize data inputs for each loan in the portfolio, including credit facility terms and performance to date, property details and borrower financial performance data. The model also incorporates real estate market data from an established real estate market database company to forecast future performance of the properties, and includes a loan loss predictive model based on studies of defaulted commercial real estate loans. The model then generates a probability of default, loss given default and ultimately an estimated loss for each loan quarterly over the remaining life of the loan. The appropriate timeframe from which to assign an estimated loss percentage to the pool of loans is assessed by management. We update our historical loss analyses, as well as our predictive model, quarterly and evaluate the need to modify our quantitative allowances as a result of our updated charge-off and loss analyses. We also consider qualitative factors with the purpose of assessing the adequacy of the overall allowance for loan losses as well as the allocation of the allowance for loan losses by loan category.

Allowance adequacy calculations are adjusted quarterly, based on the results of our quantitative and qualitative analyses, to reflect our current estimates of the amount of probable losses inherent in our loan portfolio. The portion of the allowance allocated to each loan category does not represent the total available to absorb losses which may occur within the loan category, since the total allowance for loan losses is available for losses applicable to the entire loan portfolio.

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The following tables set forth the changes in our allowance for loan losses by loan receivable segment for the periods indicated.

	For the Three Months Ended September 30, 2017
	Mortgage Loans			Consumer
		Multi-	Commercial	and Other
(In Thousands)	Residential	Family	Real Estate	Loans	Total
Balance at July 1, 2017	$31,427	$34,087	$8,944	$5,042	$79,500
Provision charged (credited) to operations	617	142	(701)	(58)	—
Charge-offs	(2,591)	(11)	—	(475)	(3,077)
Recoveries	1,762	—	852	256	2,870
Balance at September 30, 2017	$31,215	$34,218	$9,095	$4,765	$79,293

	For the Nine Months Ended September 30, 2017
	Mortgage Loans			Consumer
		Multi-	Commercial	and Other
(In Thousands)	Residential	Family	Real Estate	Loans	Total
Balance at January 1, 2017	$36,439	$34,901	$9,299	$5,461	$86,100
Provision credited to operations	(2,482)	(574)	(1,549)	(336)	(4,941)
Charge-offs	(6,272)	(148)	—	(740)	(7,160)
Recoveries	3,530	39	1,345	380	5,294
Balance at September 30, 2017	$31,215	$34,218	$9,095	$4,765	$79,293

	For the Three Months Ended September 30, 2016
	Mortgage Loans			Consumer
		Multi-	Commercial	and Other
(In Thousands)	Residential	Family	Real Estate	Loans	Total
Balance at July 1, 2016	$41,220	$32,131	$9,709	$6,940	$90,000
Provision (credited) charged to operations	(505)	1,831	(887)	(1,434)	(995)
Charge-offs	(2,822)	—	(378)	(378)	(3,578)
Recoveries	469	443	981	380	2,273
Balance at September 30, 2016	$38,362	$34,405	$9,425	$5,508	$87,700

	For the Nine Months Ended September 30, 2016
	Mortgage Loans			Consumer
		Multi-	Commercial	and Other
(In Thousands)	Residential	Family	Real Estate	Loans	Total
Balance at January 1, 2016	$44,951	$35,544	$11,217	$6,288	$98,000
Provision credited to operations	(2,025)	(2,696)	(2,332)	(75)	(7,128)
Charge-offs	(6,313)	(409)	(441)	(1,238)	(8,401)
Recoveries	1,749	1,966	981	533	5,229
Balance at September 30, 2016	$38,362	$34,405	$9,425	$5,508	$87,700

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The following table sets forth the balances of our residential interest-only mortgage loans at September 30, 2017 by the period in which such loans are scheduled to enter their amortization period.

(In Thousands)	Recorded Investment
Amortization scheduled to begin in:
12 months or less (1)	$63,287
13 to 24 months	10,066
25 to 36 months	8,261
Over 36 months	1,500
Total	$83,114

(1)	Includes $14 million of past due loans that were scheduled to enter amortization prior to September 30, 2017.

Pursuant to federal regulations and our policy, loans considered to be of lesser quality are rated as special mention, substandard, doubtful or loss. A loan rated as special mention has potential weaknesses, which, if uncorrected, may result in the deterioration of the repayment prospects or in our credit position at some future date. A loan rated as substandard is inadequately protected by the current net worth and paying capacity of the obligor or the collateral pledged, if any. Substandard loans include those characterized by the distinct possibility that we will sustain some loss if the deficiencies are not corrected. Loans rated as doubtful have all of the weaknesses inherent in those classified as substandard, with the added characteristic that the weaknesses present make collection or liquidation in full satisfaction of the loan amount, on the basis of currently existing facts, conditions and values, highly questionable and improbable. Loans rated as loss are those considered uncollectable and of such little value that their continuance as assets without the establishment of a specific loss reserve is not warranted. Those assets classified as substandard, doubtful or loss are considered adversely classified.

The following tables set forth the balances of our loan portfolio segments by credit quality indicator at the dates indicated.

	At September 30, 2017
	Mortgage Loans			Consumer and Other Loans
(In Thousands)	Residential	Multi-Family	Commercial Real Estate	Home Equity and Other Consumer	Commercial and Industrial	Total
Not criticized	$4,570,911	$3,858,906	$620,411	$120,248	$97,164	$9,267,640
Criticized:
Special mention	10,774	27,710	5,458	527	1,502	45,971
Substandard	174,589	11,782	9,803	4,318	30	200,522
Doubtful	—	—	—	—	—	—
Total	$4,756,274	$3,898,398	$635,672	$125,093	$98,696	$9,514,133

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	At December 31, 2016
	Mortgage Loans			Consumer and Other Loans
(In Thousands)	Residential	Multi-Family	Commercial Real Estate	Home Equity and Other Consumer	Commercial and Industrial	Total
Not criticized	$5,158,878	$4,005,703	$702,697	$134,305	$99,087	$10,100,670
Criticized:
Special mention	14,922	24,804	9,235	550	647	50,158
Substandard	191,563	16,115	17,327	4,483	42	229,530
Doubtful	—	—	—	—	—	—
Total	$5,365,363	$4,046,622	$729,259	$139,338	$99,776	$10,380,358

The following tables set forth the balances of our loans receivable and the related allowance for loan loss allocation by segment and by the impairment methodology followed in determining the allowance for loan losses at the dates indicated.

	At September 30, 2017
	Mortgage Loans			Consumer
		Multi-	Commercial	and Other
(In Thousands)	Residential	Family	Real Estate	Loans	Total
Loans:
Individually evaluated for impairment	$178,928	$5,778	$4,609	$3,614	$192,929
Collectively evaluated for impairment	4,577,346	3,892,620	631,063	220,175	9,321,204
Total loans	$4,756,274	$3,898,398	$635,672	$223,789	$9,514,133
Allowance for loan losses:
Individually evaluated for impairment	$6,457	$174	$132	$276	$7,039
Collectively evaluated for impairment	24,758	34,044	8,963	4,489	72,254
Total allowance for loan losses	$31,215	$34,218	$9,095	$4,765	$79,293

	At December 31, 2016
	Mortgage Loans			Consumer
		Multi-	Commercial	and Other
(In Thousands)	Residential	Family	Real Estate	Loans	Total
Loans:
Individually evaluated for impairment	$192,427	$7,112	$10,033	$4,091	$213,663
Collectively evaluated for impairment	5,172,936	4,039,510	719,226	235,023	10,166,695
Total loans	$5,365,363	$4,046,622	$729,259	$239,114	$10,380,358
Allowance for loan losses:
Individually evaluated for impairment	$9,044	$24	$—	$310	$9,378
Collectively evaluated for impairment	27,395	34,877	9,299	5,151	76,722
Total allowance for loan losses	$36,439	$34,901	$9,299	$5,461	$86,100

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5.	Securities Sold Under Agreements to Repurchase

The following table details the remaining contractual maturities of our agreements to repurchase, or repo agreements, at September 30, 2017.

Year	Amount
	(In Thousands)
2018	$200,000
2019	600,000
2020	300,000
Total	$1,100,000	(1)

(1)	Callable within the next three months and on a quarterly basis thereafter.

The outstanding repo agreements at September 30, 2017 were fixed rate and collateralized by GSE securities. Securities collateralizing these agreements are classified as encumbered securities in the consolidated statements of financial condition. The amount of excess collateral required is governed by each individual contract. The primary risk associated with these secured borrowings is the requirement to pledge a market value based balance of collateral in excess of the borrowed amount. The excess collateral pledged represents an unsecured exposure to the lending counterparty. As the market value of the collateral changes, both through changes in discount rates and spreads as well as related cash flows, additional collateral may need to be pledged. In accordance with our policies, criteria for eligible counterparties has been established and excess collateral pledged is monitored to minimize our exposure.

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6.	Earnings Per Common Share

The following table is a reconciliation of basic and diluted earnings per common share, or EPS.

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
(In Thousands, Except Share Data)	2017	2016	2017	2016
Net (loss) income	$(17,835)	$18,691	$14,555	$55,592
Preferred stock dividends	(2,194)	(2,194)	(6,582)	(6,582)
Net (loss) income available to common shareholders	(20,029)	16,497	7,973	49,010
Income allocated to participating securities	(45)	(153)	(112)	(448)
Net (loss) income allocated to common shareholders	$(20,074)	$16,344	$7,861	$48,562

Basic weighted average common shares outstanding	100,597,399	100,383,631	100,592,921	100,377,618
Dilutive effect of stock options and restricted stock units (1) (2)	—	—	—	—
Diluted weighted average common shares outstanding	100,597,399	100,383,631	100,592,921	100,377,618

Basic (loss) earnings per common share	$(0.20)	$0.16	$0.08	$0.48
Diluted (loss) earnings per common share	$(0.20)	$0.16	$0.08	$0.48

(1)	Excludes options to purchase 6,000 shares of common stock which were outstanding during the three months ended September 30, 2016; options to purchase 311 shares of common stock which were outstanding during the nine months ended September 30, 2017; and options to purchase 6,330 shares of common stock which were outstanding during the nine months ended September 30, 2016 because their inclusion would be anti-dilutive. There were no options to purchase shares of common stock outstanding during the three months ended September 30, 2017.
(2)	Excludes 367,800 unvested restricted stock units which were outstanding during the three months ended September 30, 2017; 737,315 unvested restricted stock units which were outstanding during the three months ended September 30, 2016; 398,762 unvested restricted stock units which were outstanding during the nine months ended September 30, 2017; and 743,102 unvested restricted stock units which were outstanding during the nine months ended September 30, 2016 because the performance conditions have not been satisfied.

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7.	Other Comprehensive Income/Loss

The following tables set forth the components of accumulated other comprehensive loss, net of related tax effects, at the dates indicated and the changes during the three and nine months ended September 30, 2017 and 2016.

(In Thousands)	At June 30, 2017	Other Comprehensive Income	At September 30, 2017
Net unrealized gain on securities available-for-sale	$2,487	$522	$3,009
Net actuarial loss on pension plans and other postretirement benefits	(55,549)	329	(55,220)
Prior service cost on pension plans and other postretirement benefits	(2,878)	28	(2,850)
Accumulated other comprehensive loss	$(55,940)	$879	$(55,061)

(In Thousands)	At December 31, 2016	Other Comprehensive Income	At September 30, 2017
Net unrealized gain on securities available-for-sale	$2,261	$748	$3,009
Net actuarial loss on pension plans and other postretirement benefits	(56,207)	987	(55,220)
Prior service cost on pension plans and other postretirement benefits	(2,935)	85	(2,850)
Accumulated other comprehensive loss	$(56,881)	$1,820	$(55,061)

(In Thousands)	At June 30, 2016	Other Comprehensive (Loss) Income	At September 30, 2016
Net unrealized gain on securities available-for-sale	$7,319	$(955)	$6,364
Net actuarial loss on pension plans and other postretirement benefits	(57,684)	356	(57,328)
Prior service cost on pension plans and other postretirement benefits	(2,991)	28	(2,963)
Accumulated other comprehensive loss	$(53,356)	$(571)	$(53,927)

(In Thousands)	At December 31, 2015	Other Comprehensive Income	At September 30, 2016
Net unrealized gain on securities available-for-sale	$2,827	$3,537	$6,364
Net actuarial loss on pension plans and other postretirement benefits	(58,396)	1,068	(57,328)
Prior service cost on pension plans and other postretirement benefits	(3,048)	85	(2,963)
Accumulated other comprehensive loss	$(58,617)	$4,690	$(53,927)

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The following tables set forth the components of other comprehensive income/loss for the periods indicated.

	For the Three Months Ended September 30, 2017
(In Thousands)	Before Tax Amount	Income Tax Expense	After Tax Amount
Net unrealized holding gain on securities available-for-sale arising during the period	$875	$(353)	$522
Reclassification adjustment for net actuarial loss on pension plans and other postretirement benefits included in net income	552	(223)	329
Reclassification adjustment for prior service cost on pension plans and other postretirement benefits included in net income	47	(19)	28
Other comprehensive income	$1,474	$(595)	$879

	For the Nine Months Ended September 30, 2017
(In Thousands)	Before Tax Amount	Income Tax Expense	After Tax Amount
Net unrealized holding gain on securities available-for-sale arising during the period	$1,255	$(507)	$748
Reclassification adjustment for net actuarial loss on pension plans and other postretirement benefits included in net income	1,657	(670)	987
Reclassification adjustment for prior service cost on pension plans and other postretirement benefits included in net income	142	(57)	85
Other comprehensive income	$3,054	$(1,234)	$1,820

	For the Three Months Ended September 30, 2016
(In Thousands)	Before Tax Amount	Income Tax Benefit (Expense)	After Tax Amount
Net unrealized holding loss on securities available-for-sale arising during the period	$(1,603)	$648	$(955)
Reclassification adjustment for net actuarial loss on pension plans and other postretirement benefits included in net income	598	(242)	356
Reclassification adjustment for prior service cost on pension plans and other postretirement benefits included in net income	48	(20)	28
Other comprehensive loss	$(957)	$386	$(571)

	For the Nine Months Ended September 30, 2016
(In Thousands)	Before Tax Amount	Income Tax (Expense) Benefit	After Tax Amount
Net unrealized gain on securities available-for-sale:
Net unrealized holding gain on securities arising during the period	$6,023	$(2,435)	$3,588
Reclassification adjustment for gain on sales of securities included in net income	(86)	35	(51)
Net unrealized gain on securities available-for-sale	5,937	(2,400)	3,537
Reclassification adjustment for net actuarial loss on pension plans and other postretirement benefits included in net income	1,793	(725)	1,068
Reclassification adjustment for prior service cost on pension plans and other postretirement benefits included in net income	143	(58)	85
Other comprehensive income	$7,873	$(3,183)	$4,690

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The following tables set forth information about amounts reclassified from accumulated other comprehensive loss to, and the affected line items in, the consolidated statements of income for the periods indicated.

	For the Three Months Ended September 30,		Income Statement
(In Thousands)	2017	2016	Line Item
Reclassification adjustment for net actuarial loss (1)	$(552)	$(598)	Compensation and benefits
Reclassification adjustment for prior service cost (1)	(47)	(48)	Compensation and benefits
Total reclassifications, before tax	(599)	(646)
Income tax effect	242	262	Income tax expense
Total reclassifications, net of tax	$(357)	$(384)	Net income

	For the Nine Months Ended September 30,		Income Statement
(In Thousands)	2017	2016	Line Item
Reclassification adjustment for gain on sales of securities	$—	$86	Gain on sales of securities
Reclassification adjustment for net actuarial loss (1)	(1,657)	(1,793)	Compensation and benefits
Reclassification adjustment for prior service cost (1)	(142)	(143)	Compensation and benefits
Total reclassifications, before tax	(1,799)	(1,850)
Income tax effect	727	748	Income tax expense
Total reclassifications, net of tax	$(1,072)	$(1,102)	Net income

(1)	These other comprehensive income/loss components are included in the computations of net periodic cost/benefit for our defined benefit pension plans and other postretirement benefit plan. See Note 8 for additional details.

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8.	Pension Plans and Other Postretirement Benefits

The following tables set forth information regarding the components of net periodic cost for our defined benefit pension plans and other postretirement benefit plan for the periods indicated.

	Pension Benefits		Other Postretirement Benefits
	For the Three Months Ended September 30,		For the Three Months Ended September 30,
	2017	2016	2017	2016
Service cost	$—	$—	$398	$465
Interest cost	2,385	2,510	245	249
Expected return on plan assets	(3,100)	(3,058)	—	—
Recognized net actuarial loss (gain)	689	703	(137)	(105)
Amortization of prior service cost	47	48	—	—
Settlement	43	—	—	—
Net periodic cost	$64	$203	$506	$609

	Pension Benefits		Other Postretirement Benefits
	For the Nine Months Ended September 30,		For the Nine Months Ended September 30,
(In thousands)	2017	2016	2017	2016
Service cost	$—	$—	$1,193	$1,397
Interest cost	7,153	7,531	736	746
Expected return on plan assets	(9,300)	(9,174)	—	—
Recognized net actuarial loss (gain)	2,067	2,110	(410)	(317)
Amortization of prior service cost	142	143	—	—
Settlement	129	—	—	—
Net periodic cost	$191	$610	$1,519	$1,826

9.	Stock Incentive Plans

During the nine months ended September 30, 2017, 504,252 shares of restricted common stock were granted to select officers under the 2014 Amended and Restated Stock Incentive Plan for Officers and Employees of Astoria Financial Corporation, or the 2014 Employee Stock Plan, of which 497,712 shares remain outstanding at September 30, 2017 and all of which vest one-third per year beginning in December 2017.  In the event the grantee terminates his/her employment due to death or disability, or in the event we experience a change in control, as defined and specified in the 2014 Employee Stock Plan, all restricted common stock granted pursuant to such plan immediately vests.

During the nine months ended September 30, 2017, 17,532 shares of restricted common stock were granted to directors under the Astoria Financial Corporation 2007 Non-Employee Directors Stock Plan, as amended, all of which remain outstanding at September 30, 2017 and vest 100% in January 2020, although awards immediately vest upon death, disability, mandatory retirement, involuntary termination or a change in control, as such terms are defined in the plan.

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The following table summarizes restricted common stock and performance-based restricted stock unit activity in our stock incentive plans for the nine months ended September 30, 2017.

	Restricted Common Stock		Restricted Stock Units
	Number of Shares	Weighted Average Grant Date Fair Value	Number of Units		Weighted Average Grant Date Fair Value
Unvested at January 1, 2017	639,329	$14.40	705,600		$12.41
Granted	521,784	19.80	—		—
Vested	(21,790)	(12.62)	—		—
Forfeited	(18,140)	(16.43)	(10,000)		(12.64)
Expired	—	—	(327,800	)(1)	(12.14)
Unvested at September 30, 2017	1,121,183	16.91	367,800		12.64

(1)	Expired on February 1, 2017. Performance-based conditions were not achieved.

Stock-based compensation expense is recognized on a straight-line basis over the vesting period and totaled $2.4 million, net of taxes of $1.6 million, for the three months ended September 30, 2017 and $245,000, net of taxes of $166,000, for the three months ended September 30, 2016. Stock-based compensation expense totaled $2.4 million, net of taxes of $1.6 million, for the nine months ended September 30, 2017 and $1.5 million, net of taxes of $1.0 million, for the nine months ended September 30, 2016. At September 30, 2017, pre-tax compensation cost related to all unvested awards of restricted common stock and restricted stock units not yet recognized totaled $12.4 million and will be recognized over a weighted average period of approximately 1.8 years, which excludes $2.3 million of pre-tax compensation cost related to 183,900 performance-based restricted stock units granted in 2015, for which compensation cost will begin to be recognized when the achievement of the performance conditions becomes probable.

10.	Litigation

In the ordinary course of our business, we are routinely made a defendant in or a party to pending or threatened legal actions or proceedings which, in some cases, seek substantial monetary damages from or other forms of relief against us.  In our opinion, after consultation with legal counsel, we believe it unlikely that such actions or proceedings will have a material adverse effect on our financial condition, results of operations or liquidity.

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